Exhibit 99.1

                               THE GSI GROUP, INC.
                             1004 E. Illinois Street
                           Assumption, Illinois  62510



March  26,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:     Certification  pursuant  to  18  U.S.C.  Sec.  1350,
     as  enacted  by  Section  906  of  the  Sarbanes-Oxley  Act  of  2002
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Ladies  and  Gentlemen:
     In connection with the Annual Report on Form 10-K for the year ended December 31, 2003 of The GSI Group, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Sec. 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     /s/  Craig  Sloan
Craig  Sloan
Chief  Executive  Officer



     /s/  Russell  C.  Mello
Russell  C.  Mello
Chief  Financial  Officer,
Secretary  and  Treasurer